UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 28, 2005
                                                        ------------------


                               HOME DIRECTOR, INC.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


           Delaware                     0-12284                 52-2143430
  ----------------------------        -----------             -------------
 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


1475 South Bascom Avenue, Suite 210, Campbell, California              95008
---------------------------------------------------------           ----------
        (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (408) 559-3332
                                                           ---------------


              2525 Collier Canyon Road, Livermore, California 94551
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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This Form 8-K and other reports filed by Home Director, Inc. (the "Company")
from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


Item 1.03    Bankruptcy or Receivership.

On September 28, 2005, Home Director, Inc. and its subsidiaries Home Director Technologies, Inc. and Digital Interiors, Inc. (collectively, "the Companies") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in U.S. Bankruptcy Court for the Northern District of California (the "Bankruptcy Court") (Case No. 05-45812, 05-45814 and 05-45819, respectively). The Companies will continue to manage their properties and operate their business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               HOME DIRECTOR, INC.
                                               -------------------
                                                  (Registrant)

Date  October 3, 2005
      ---------------
                                          By:  /s/ Michael D. Liddle
                                               -----------------------
                                         Name  Michael D. Liddle
                                               -----------------------
                                       Title:  Chief Executive Officer
                                               -----------------------







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